SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 27,
                                                          1995

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a
Pooling and Servicing Agreement dated as of December 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1995-KS4)


                 Residential Asset Securities Corporation

     (Exact name of registrant as specified in its charter)

     DELAWARE                   33-56893       51-0362653
(State or Other Jurisdiction   (Commission    (I.R.S. Employer
of Incorporation)             File Number)   Identification No.)



 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-
7000






Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of December 1, 1995 among Residential Asset Securities Corporation as seller, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES CORPORATION


                              By:

                              Name: William E. Waldusky
                              Title:     Vice President


Dated: January 9, 1996

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES CORPORATION


                              By:   /s/  William E. Waldusky

                              Name: William E. Waldusky
                              Title:     Vice President


Dated: January 9, 1996


                            EXHIBITS